WorldWide Golf Resources, Inc..
    23 Cactus Garden Drive, F-60
        Henderson, NV  89014
      Telephone (702) 893-4747



NOTICE OF ANNUAL MEETING OF
SHAREHOLDERS
October 6, 1997




TO THE SHAREHOLDERS OF WorldWide Golf
          Resources, Inc.


     The annual meeting of the shareholders of WorldWide Golf Resources, Inc. will be held at the Country Inn, 1990 Sunset, Henderson, Nevada, on
October 6, 1997, at 9:00 a.m. Pacific Daylight Time, for the following purposes.

     1. To elect five directors to serve until the next annual meeting and until their successors are elected and qualified;
          and,

     2.   To  transact  any  other business that
          may  properly  come before  the meeting
          or any adjournment of the meeting.

     Shareholders of record at the close of business
on July 28, 1997, are entitled to notice of and to vote at
the meeting.   The Company's  proxy statement  and  its
1997 annual  report   to shareholders accompany this
notice.

     All shareholders are invited to attend the meeting in person.

WHETHER OR NOT YOU PLAN TO ATTEND
THE ANNUAL MEETING IN PERSON, PLEASE
SIGN THE ENCLOSED PROXY CARD AND
RETURN IT AS SOON AS POSSIBLE.

By   Order  of  the  Board  of  Directors,


____________________________________
Mac Shahsavar
Chief Executive Officer and President

July 28, 1997
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   WorldWide Golf Resources, Inc.
    23 Cactus Garden Drive, F-60
        Henderson, NV  89014
      Telephone (702) 893-4747



PROXY STATEMENT



For the Annual Meeting of Shareholders
     to be held October 6, 1997


      MATTERS TO BE CONSIDERED

     This  Proxy  Statement is furnished in
connection  with  the solicitation of proxies by the
Board of Directors of WorldWide Golf Resources, Inc.
(the  "Company") of proxies for use at the annual
meeting of the shareholders of the Company, or any
adjournments  thereof.   The meeting  will  be  held  at
the Country Inn, 1990 Sunset,  Henderson, Nevada, on
October 6, 1997, at 9:00 a.m. Pacific Daylight Time, to elect five directors to serve until the next annual meeting and until their successors are elected and qualified.

     Management knows of no other business that may properly come before the meeting. The above matter requires for its approval the affirmative vote of a majority of the shares represented at a meeting at which a quorum is present.

       SOLICITATION OF PROXIES

     Enclosed is a proxy card for use in voting shares
of  Common Stock  in  the  Company  by  proxy  at  the
annual  meeting   of shareholders.   Unless otherwise
indicated on the proxy, shares represented at the meeting by a properly executed proxy, received by the Company in advance of the meeting, will be voted for each of the nominees for Director shown on the proxy card. Where a shareholder specifies on a proxy how the shares represented by the proxy are to be voted, the shares will be voted in accordance with the specifications made. Any proxy given by a shareholder may be revoked by the shareholder at any time prior to its use by filing a written revocation with the Secretary of the Company, by filing a proxy, duly executed, with the Secretary of the Company bearing a later date, or by attending the meeting and voting in person.
Attendance at the meeting, in and of itself, will not constitute revocation of a previously submitted proxy.

          VOTING SECURITIES

     The  securities entitled to vote at the meeting
consist  of shares  of  Common Stock of the Company,
par value $.0001.   Each share of Common Stock is
entitled to one vote.  Only shareholders of record at the
close of  business on July 28, 1997, are entitled to
notice  of  and  to vote at the  meeting and  any
adjournment thereof.   The  number  of outstanding
shares at the close of business on July 28, 1997, was 13,073,248 held by approximately 199 shareholders.

     This   Proxy  Statement  is  being  mailed  to
shareholders beginning July 28, 1997.
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

     BENEFICIAL STOCK OWNERSHIP

     The following table sets forth, as of July 28, 1997, Common Stock ownership of (1) the directors of the Company, (2) the only persons known to management to be the beneficial owners of more than five percent of the Common Stock of the Company, and
(3) the Company's directors and officers as a group:


                                        Amount and               Options
                                        Nature of                or Other
Title of  Name  and Address             Beneficial     Percent   Beneficial
Class     of  Beneficial  Owner(1)      Ownership of   Class     Owners(2)(3)

Common    Mahmood Shahsavar             324,500        .0248%

Common    ElaineAffleck                 10,000         .00076%

Common    Seyed Torabian                0              0%

Common    Andrew Refkin                 175,000        .0134%

Common    Srini Chary                   175,000        .0134%

Common    3422488 Manitoba              6,160,000      .4712%
          251 Sawteaux Cresent
          Winnipeg, Manitoba,
          Canada R3J 3C7

Common    Officers & Directors          684,500         .0526%
          (As a group of 5 persons)




(1)  Addresses  are furnished only for those
     beneficial owners of 5% or more of the
     Company's Common Stock.

(2) All beneficial owners have sole voting and investment power over all of the shares they own, except as indicated in column five and these footnotes.

(3) The amounts in column three include the amounts in column five.

Mac Shahsavar, an officer and director of the Company, is the controlling shareholder of 3422488 Manitoba Ltd.






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

        ELECTION OF DIRECTORS

     Five directors are to be elected to the Board of Directors for one year to serve until the 1997 annual meeting of shareholders and until their successors are elected and qualified.

     If  one  or  more of the nominees should at the
time  of  the meeting  be unable or unwilling to serve,
the  shareholders may vote for other nominees  and for
any  substitute  nominee or nominees  designated  by
the Board of Directors.   None  of  the Directors knows
of any reason why the five nominees named would be unavailable to serve. The following table sets forth information regarding each nominee.

               All Positions                           Years Served
               and Offices                             as Director
Name           With WWG                      Age  Of the Company


Mac Shahsavar  President, Principal Executive
Officer   40        6 Months
               & Director
ElaineAffleck       Principal Financial Officer,
Principal 65        1 Months
               Accounting Officer, & Director

Seyed Torabian Director                      41        6 Months

Andrew Refkin  Director                      51        6 Months


Dr. Srini Chary     Director                      52        6 Months




   BOARD OF DIRECTORS MEETINGS AND
            COMPENSATION

Board Meetings

     The Board of Directors met 13 times during the fiscal year ended December 31, 1996. The Board does not have an audit, a compensation nor a nominating committee.

Director Compensation

     For serving on the Board of Directors, each director of the Company is paid an amount of money per meeting established from time to time by resolution of the Board of Directors, or the equivalent in common stock in the Company.






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

IDENTIFICATION OF EXECUTIVE OFFICERS

     The Company's executive officers are elected annually at the first meeting of the Board of Directors following each annual shareholders meeting. The
Company's executive officers as of July 28, 1997, were as follows:

Name            Age      Position

Mac Shahsavar  40        President,
Principal Executive Officer
ElaineAffleck       65        Principal
Financial Officer, Principal Accounting Officer

Summary Compensation

     The compensation which the Company paid to the President for services in all capacities and for the fiscal years indicated, was as follows:

Name and Principal Position             Year           Salary         Other

Kenneth L. Maul, Chairman and  CEO           1996             6,000
                                   1995                60,000
                                   1994           60,000
                                   1993           60,000

Janet E. Maul, Secretary and Treasurer            1996             1,200
                                   1995           20,400
                                   1994           20,400
                                   1993           20.400




Insider Participation in Compensation Decisions

     The  Company has no separate Compensation
Committee;  the entire Board of Directors makes
decisions regarding  executive compensation.   Two of
the five directors are officers of the Company. Mac
Shahsavar is the President and a director and ElaineAffleck is the Secretary/Treasurer and a Director.
Both of them participated in deliberations of the Company's Board of Directors concerning executive officer compensation.

Board of Directors Report on Executive
Compensation

     The Board of Directors has no existing policy with respect to the specific relationship of corporate performance to executive compensation. The Board has set executive compensation at what the Board considered to be the minimal levels necessary to retain and compensate the officers of the company for their activities on the Company's behalf.

          Mac Shahsavar
          ElaineAffleck
          Srini Chary
          Andrew J.  Rafkin III
          Seyed Torabian
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        SELECTION OF AUDITORS

     The  Board  of  Directors selected William
Clancy,  Certified Public  Accountant,  as the
independent auditor  to  examine  the Company's
financial  statements  for  the  fiscal  year   ended
December  31,  1996. The Company anticipates that
Mr. Clancey is expected to be present at the shareholders meeting to answer any questions.

 PROPOSALS OF SHAREHOLDERS FOR 1997
           ANNUAL MEETING

     Proposals of shareholders intended to be presented at the 1997 annual shareholders' meeting must be received by the Corporate Secretary, WorldWide Golf Resources, Inc., 23 Cactus Garden
Drive, F-23, Henderson, Nevada, prior to September
30, 1997.

            OTHER MATTERS

     Management knows of no other matters that are likely to be brought before the meeting.

   EXPENSES OF PROXY SOLICITATION

     The principal solicitation of proxies will be made by mail. However, certain officers of the Company, none of whom will be compensated therefore, may solicit proxies by letter, telephone or personal solicitation. Expenses of distributing this Proxy Statement to shareholders, which may include reimbursements to banks, brokers and other custodians for their expenses in forwarding this Proxy Statement, will be borne exclusively by the Company.

PLEASE  SIGN,  DATE  AND RETURN THE
ACCOMPANYING  PROXY  AT  YOUR
EARLIEST CONVENIENCE, WHETHER OR
NOT YOU CURRENTLY PLAN TO ATTEND
THE MEETING.




                                        ______________________________
                                        ElaineAffleck
                                        Secretary










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

   WorldWide Golf Resources, Inc.
                PROXY

   Annual Meeting of Shareholders
           October 6, 1997

     The  undersigned appoints The Board of
Directors of WorldWide Golf Resources, Inc. with full power of substitution, the attorney and proxy of the undersigned, to attend the annual meeting of shareholders of WorldWide Golf Resources, Inc., to be held October 6, 1997, beginning at 9:00 a.m., Pacific Daylight Time, at the Country Inn, 1990 Sunset, Henderson, Nevada, and at any adjournment thereof, and to vote the stock the undersigned would be entitled to vote if personally present, on all matters set forth in the Proxy Statement to Shareholders dated July 28,
1997, a copy of which has been received by the undersigned, as follows:

1.   Vote [     ]                  Withhold
Vote  [     ]

     for the election of the following five nominees as directors of the Company, to serve until the next annual meeting and until their successors are elected and qualify: Mac Shahsavar.
     ElaineAffleck, Srini Chary, Andrew J.  Rafkin
     III & Seyed Torabian

     Please indicate the names of those for whom you are withholding your vote:


2. In his discretion, upon any other matter that may properly come before the meeting or any adjournment hereof.

THIS  PROXY  WILL  BE  VOTED  IN
ACCORDANCE  WITH  THE  SPECIFIC
INDICATIONS  ABOVE.   IN  THE ABSENCE OF
SUCH  INDICATIONS,  THIS PROXY, IF
OTHERWISE DULY EXECUTED, WILL BE
VOTED FOR EACH OF  THE MATTERS SET
FORTH ABOVE.


Date ___________________________, 1997  Number of Shares________________



Please sign exactly as
your name appears on
your stock certificate(s).

If your stock is issued in              Signature________________________
the names of two or more                Print Name Here:__________________
persons, all of them must
sign this proxy.  If signing
in representative capacity,
please indicate your title.

                              Signature_____________________________________
                                   Print Name Here:_________________________


  PLEASE SIGN AND RETURN THIS PROXY
    PRIOR TO SEPTEMBER 30, 1997.